UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 16, 2010

CRACKER BARREL OLD COUNTRY STORE, INC.

Tennessee	0-25225	62-1749513
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2010, Lawrence E. Hyatt was appointed the Senior Vice President and Chief Financial Officer of Cracker Barrel Old Country Store, Inc. (the “Company”) effective January 3, 2011 (the "Start Date").  Mr. Hyatt, age 56, most recently served as Chief Financial Officer and Treasurer of O'Charley's, Inc. since November 2004 and as O'Charley's Interim President and Chief Executive Officer from February 2009 to June 2009.  Prior to joining O'Charley's, he was Executive Vice President and Chief Financial Officer of Cole National Corporation from 2002 to 2004 and was the Chief Financial and Restructuring Officer of PSINet, Inc. from 2000 to 2002.  In 2001 PSINet, Inc. and certain affiliated entities filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York.  Mr. Hyatt has also served as Chief Financial Officer at HMS Host Corporation from 1999 to 2000 and at Sodexho Marriott Services, Inc. and its predecessor company from 1989 to 1999.

As Senior Vice President and Chief Financial Officer, Mr. Hyatt will receive a base salary of $475,000 (“Base Salary”), and an annual bonus with a target of 70% of Base Salary.  Reference is made to the Item 5.02 of the Company’s Current Report on Form 8-K dated July 28, 2010 and filed with the Commission on August 3, 2010, which is incorporated herein by this reference, for additional information on the Company’s annual bonus plan.  Additionally, with respect to awards under the Company’s long-term incentive plan (the “LTI”), Mr. Hyatt’s target percentage is 130% of Base Salary.  Reference is made to the Item 5.02 of the Company’s Current Report on Form 8-K dated September 22, 2010 and filed with the Commission on September 24, 2010, which is incorporated herein by this reference, for additional information on the LTI.  Mr. Hyatt's LTI percentage will result in him receiving a target LTPP Award of 5,717 shares of the Company's $0.01 par value common stock (the “Shares”) and a target performance-based stock unit award of 3,811 Shares.  Neither the annual bonus nor the LTI is a guarantee but is subject to satisfaction of the performance and other criteria established by the Compensation Committee of the Board.  Mr. Hyatt’s annual bonus and the amount, if any, payable under the LTI each will be prorated based upon the number of days during the performance period that Mr. Hyatt is employed by the Company.

On the Start Date, Mr. Hyatt will receive a restricted stock grant of 8,000 Shares, which vest on the third anniversary of the Start Date.  In addition, Mr. Hyatt will receive a $50,000 payment within 10 days after the Start Date.

Employee Retention Agreement

On the Start Date, Mr. Hyatt and the Company also will enter into the Company’s Standard Employee Retention Agreement (a “Change in Control Agreement”) effective the Start Date.  The form of Mr. Hyatt’s Change in Control Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K.  In the event of the termination of Mr. Hyatt’s employment after a change in control, his benefits will be determined by reference to the Change in Control Agreement and not by the terms and conditions of the Company's Standard Severance Policy.  The Change in Control Agreement provides that Mr. Hyatt will receive specified benefits if, after a “change in control” of the Company, he is terminated without "cause" (as defined in the Change in Control Agreement) or there is "good reason," which means: (1) a material change in duties or responsibilities resulting in the assignment of duties and responsibilities inferior to the duties and responsibilities in effect at the time of change in control, (2) a reduction in salary or a material change in benefits (excluding discretionary bonuses), or (3) a change in the location of work assignments from the location at the time of change in control to any other location that is further than 50 miles away from the location at the time of change in control.  The salary payments will equal two times the average salary and bonus for the 3 years prior to a change in control, and benefits will include continuation of and payments for health benefits for a 2-year period.  In addition, if his employment is terminated by the Company without "cause" or by Mr. Hyatt for "good reason," he will receive the monetary value of all then-unvested stock options and restricted stock.  The Change in Control Agreement defines “change in control” to include certain circumstances in which a person becomes the beneficial owner of securities representing 20% or more of the combined voting power of the Shares, a majority of the Company's Board of Directors (the "Board") changes within a 2-year period, the Company merges, consolidates or reorganizes, or in the event of a sale of all or substantially all of the Company’s assets.

The foregoing is only a summary of the Change in Control Agreement and is qualified in its entirety by reference to the agreement incorporated by reference as Exhibit 99.1.

Reference is made to Item 5.02 of the Company’s Current Report on Form 8-K dated November 1, 2010 (the “November 2010 8-K”) and filed with the Commission on November 5, 2010, which is incorporated herein by this reference.  In the November 2010 8-K, the Company reported that the Board, effective November 1, 2010, had appointed the Company’s Senior Vice President, Secretary and Chief Legal Officer, N.B. Forrest Shoaf, to the additional position of Interim Chief Financial Officer.  Mr. Shoaf, effective the Start Date, upon Mr. Hyatt's assuming the position of Senior Vice President and Chief Financial Officer, will cease to serve in the position of Interim Chief Financial Officer.  He will continue to serve in his other capacities.

Item 7.01.  Regulation FD Disclosure.

The information set forth in Item 5.02 above is incorporated by reference as if fully set forth herein.  On December 16, 2010, the Company issued the press release that is furnished as Exhibit 99.2 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, announcing the appointment of Mr. Hyatt as the Company’s Senior Vice President and Chief Financial Officer.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index immediately following signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2010	CRACKER BARREL OLD COUNTRY
STORE, INC.

	By:	/s/ N.B. Forrest Shoaf
	Name:	N.B. Forrest Shoaf
	Title:	Senior Vice President, Secretary and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Change in Control Agreement with Lawrence E. Hyatt effective January 3, 2011

99.2	Press Release issued by Cracker Barrel Old Country Store, Inc. dated December 16, 2010 (furnished only)